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EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of Prophet 21, Inc. (the "Registrant") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles L. Boyle, III, Chief Executive Officer and President of the Registrant, certify, based on my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ CHARLES L. BOYLE Charles L. Boyle, III Chief Executive Officer and President November 14, 2002

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002